Events After the Reporting Period	3 Months Ended
Mar. 31, 2022
Events After the Reporting Period
Events After the Reporting Period

Note 9. Events After the Reporting Period

Change of Chief Business Officer and Interim Chief Financial Officer; Appointment of New Interim Chief Financial Officer

Effective April 1, 2022, the Company’s Chief Business Officer and Interim Chief Financial Officer resigned from these positions with the Company. The Company’s Chief Operating Officer has been appointed as Interim Chief Financial Officer effective April 1, 2022.

Legal Proceeding

On April 28, 2022, the Company received formal notice that on April 21, 2022, Statens Serum Institut (“SSI”), had initiated a legal proceeding against the Company in The Danish Maritime and Commercial High Court (Sø og Handelsretten), claiming sole ownership of a patent application (PCT/EP2020/050058 and subsequently national filings, EP3906045), the Companywe filed related to a method for treating malignant neoplasm by administering a composition comprising a high dose of neopeptides, a solvent and SSI’s liposomal adjuvant, CAF®09b, for which the Company have a non-exclusive, royalty-bearing sub-licensable license to use from SSI (the “Invention”).

The patent application for the Invention relates solely to the use of the adjuvant CAF®09b in conjunction with a high dose of neopeptides in our EVX-01 product candidate. SSI’s claim to the patent application does not relate to any other aspect of the Company’s patent portfolio covering EVX-01 or the PIONEER platform technology. The patent application stems from work the Company we performed under a collaboration agreement the Company entered into with SSI, DTU, Center for Cancer Immune Therapy (Herlev Hospital) and the Center for Genomic Medicine (Rigshospitalet). The patent application names the Company and certain of the Company’s employees as the sole invertors of the Invention.

In its filing, SSI’s primary claim is that the Invention disclosed in the patent application was not made by the Company and its and our employees, but rather, that SSI and members of its staff made the Invention and, therefore, SSI and certain of its staff members should be listed as the sole inventors of the Invention. In the alternative, SSI claims that it should have co-ownership with the Company of the patent application and the Invention.

While it is too early to fully assess how the court will resolve this matter, it is the Company’s position that the Company and its employees are the sole inventors of the Invention. The Company’s believes that it has strong defenses against SSI’s claim and that SSI’s claim is without merit. The Company intends to vigorously defend the action. In any event, even if SSI’s claim were to be upheld by the court, while no assurance can be given, the Company does not expect that it would have a material impact on its rights to use the Invention in the development and commercialization of EVX-01, as the Company believes that such rights are covered by its current license agreement with SSI and SSI would be excluded from enforcing its rights in the Invention to prevent the Company from developing and commercializing its EVX-01 product candidate.